UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2022

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Blvd. Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (c)    Effective December 29, 2022, Candace J. LeBlanc, Executive Vice President and Chief Accounting Officer of Investar Holding Corporation (the “Company”) and its wholly-owned subsidiary Investar Bank (the “Bank”), at the conclusion of her maternity leave, resigned from her position to spend more time with her family. Also effective the same date, Corey E. Moore, was appointed as the Chief Accounting Officer of the Company and Bank.

Mr. Moore, age 35, currently serves as the Senior Vice President and Senior Financial Officer of the Company and the Bank, a position he has held since joining the Company in June 2022. Immediately prior to joining the Company, Mr. Moore served as a Senior SEC Reporting Accountant with Diamondback Energy from October 2019 to May 2022. From 2018 to 2019, Mr. Moore served as an Assistant Controller at Mammoth Energy Services. Prior to that, he served as an auditor with Grant Thornton LLP. Mr. Moore has a Master of Science in Accountancy from Arizona State University and is a licensed Certified Public Accountant.

Mr. Moore’s appointment as Chief Accounting Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Moore and any director, executive officer or other person that would require disclosure under Item 401(d) of Regulation S-K under the Securities Act of 1933 (“Regulation S-K”). The Company has not engaged in any transaction in which Mr. Moore had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

January 5, 2023	By:	/s/ John J. D’Angelo
John J. D’Angelo
President, Chief Executive Officer and Interim Chief Financial Officer